SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

|X|   Filed by the Registrant
|_|   Filed by a Party other than the Registrant

Check the Appropriate Box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

--------------------------------------------------------------------------------

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
                                 NOT APPLICABLE

Payment of Filing Fee (Check the Appropriate Box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.    Title of each class of securities to which transaction applies:

                                 Not Applicable

      2.    Aggregate number of securities to which transaction applies:

                                 Not Applicable

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                 Not Applicable

      4.    Proposed maximum aggregate value of transaction:

                                 Not Applicable

      5.    Total fee paid:

                                 Not Applicable

|_|   Fee paid previously with preliminary materials:

                                 Not Applicable

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1.    Amount previously paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                              31 West 52nd Street
                            New York, New York 10019

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 June 28, 2001

                                   ----------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Central European Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:00 P.M., New York time, on June 28, 2001 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1. To elect three Directors, each to hold office for a term of three years and until his successor is duly elected and qualified.

      2. To transact such other business as may properly come before the meeting.

      Only holders of record of Common Stock at the close of business on May 8, 2001 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                          By Order of the Board of Directors

                                          Robert R. Gambee
                                          Chief Operating Officer
                                          and Secretary

Dated: May 15, 2001

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 28, 2001

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished by the Board of Directors of The Central European Equity Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 28, 2001 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy or by attendance at the Meeting and voting in person.

      The close of business on May 8, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 8,090,420 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 15, 2001.

      The Board of Directors of the Fund has nominated three Directors for election at the Meeting (Proposal 1).

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class I expires at the 2001 Annual Meeting, Class II at the next succeeding Annual Meeting and Class III at the following succeeding Annual Meeting. Three Class I nominees are proposed in this Proxy Statement for election.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualified. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.

Information Regarding Directors and Officers

      The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1986, except for Ambassador Burt, and Mr. Storr, who were elected to the Board on June 20, 1997 and June 30, 2000, respectively.

      The following Directors have been nominated for election at the 2001 Annual Meeting:

                                                                                                      Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name                 Age  Position with Fund  Principal Occupations During Past Five Years         at May 1, 2001(1)
     ----                 ---  ------------------  --------------------------------------------     ------------------------
Detlef Bierbaum(3)        58   Director            Partner of Sal. Oppenheim Jr. & Cie KGaA               --
  Class I                                           (investment management and brokerage). Member
                                                    of the Supervisory Boards of ESCADA
                                                    Aktiengesellschaft, Tertia
                                                    Handelsbeteiligungsgesellschaft mbH, Douglas AG,
                                                    Artemedia AG, LVM Landwirtschaftlicher
                                                    Versicherungsverein, Monega KAG, AXA Investment
                                                    Managers.

                                                                                                      Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name                 Age  Position with Fund  Principal Occupations During Past Five Years         at May 1, 2001(1)
     ----                 ---  ------------------  --------------------------------------------     ------------------------
Ambassador                54   Director            Chairman, IEP Advisors, Inc. and Weirton               245
Richard R. Burt(5)                                  Steel, Member of the Boards of
  Class I                                           Hollinger International and Archer Daniels
                                                    Midland; Director, Flag Investors Fund Family;
                                                    Director, The Mitchel Hutchins family of funds;
                                                    Member, Textron Corporation International Advisory
                                                    Council. Partner, McKinsey & Company (1991-1994),
                                                    Chief Negotiator U.S. in the Strategic Arms
                                                    Reduction Talks (START) with the former Soviet
                                                    Union (1989-1991), U.S. Ambassador to the Federal
                                                    Republic of Germany (1985-1989).


Edward C. Schmults(5)     70   Director            Member of the Board of Directors of Green              973
  Class I                                           Point Financial Corp. and Viatel, Inc., Chairman
                                                    of the Board of Trustees of The Edna McConnell
                                                    Clark Foundation. Senior Vice President-External
                                                    Affairs and General Counsel of GTE Corporation
                                                    (1984-1994). Deputy Attorney General of the U.S.,
                                                    Department of Justice (1981-1984). Partner, White
                                                    & Case (1965-1973 and 1977-1981).




The following are Directors whose terms continue:

John A. Bult(2)(3)        64   Director            Chairman of PaineWebber International,               3,286
  Class II                                          Director of The France Growth Fund, Inc.
                                                    and The Greater China Fund, Inc.

Hans G. Storr             69   Director            President, Storr Investments. Chief Financial        3,495
  Class II                                          Officer of Philip Morris Companies, Inc.
                                                    (1979-1996), Member of the Board of Directors of
                                                    Philip Morris Companies, Inc. (1982-1996).

                                                                                                      Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name                 Age  Position with Fund  Principal Occupations During Past Five Years         at May 1, 2001(1)
     ----                 ---  ------------------  --------------------------------------------     ------------------------
Christian H.              57   Director            Company Director of DWS Investment GmbH              5,000
Strenger(2)(3)(4)                                   (since 1999). Managing Director of
  Class III                                         DWS - Deutsche Gesellschaft fur Wertpapiersparen
                                                    mbH (1991-1999). Chairman of Deutsche Fund
                                                    Management, Inc. (1997-2000). Managing Director of
                                                    Deutsche Bank Securities Corporation (1986-1991).

Dr. Juergen F. Strube     61   Director            Chairman of the Board of Executive Directors           --
  Class  II                                         of BASF AG; Member of the Supervising Boards of
                                                    Allianz Lebensversicherungs - AG, Bertelsmann AG,
                                                    Commerzbank AG, Hapag-Lloyd AG, Hochtlef AG and
                                                    Linde AG. Chairman and President of BASF
                                                    Corporation (1985-1988).

Robert H.                 61   Director            President of The Wadsworth Group,                    1,970
Wadsworth(2)(5)                                     First Fund Distributors, Inc. and Trust
  Class II                                          for Investment Managers, Vice President of
                                                    Professionally Managed Portfolios and Advisors
                                                    Series Trust.

Werner Walbrol(5)         63   Director            President and Chief Executive Officer of               557
  Class III                                         the German American Chamber of Commerce, Inc. and
                                                    the European American Chamber of Commerce, Inc.
                                                    Director of TUV Rheinland of North America, Inc.
                                                    President and Director of German American
                                                    Partnership Program, Director of AXA Nordstern Art
                                                    Insurance Corporation, Trustee of V.I.T. Funds
                                                    Trust and Member of the Advisory Board of Abels &
                                                    Grey.

                                                                                                      Shares of Common Stock
                                                                                                       Beneficially Owned,
                                                                                                     Directly or Indirectly,
     Name                 Age  Position with Fund  Principal Occupations During Past Five Years         at May 1, 2001(1)
     ----                 ---  ------------------  --------------------------------------------     ------------------------
Otto Wolff von            82   Director            Chairman of the Board of Otto Wolff                    --
Amerongen                                           Industrieberatung & Beteiligungen
  Class III                                         GmbH (industrial consulting). Chairman of the
                                                    German East-West Trade Committee (until 2000).
                                                    Honorary Chairman of the Association of German
                                                    Chambers of Industry and Commerce. Chairman of the
                                                    Board of Management of the Otto Wolff Foundation.
                                                    Member of the Atlantic Advisory Council of United
                                                    Technologies Corp. (until 1992). Chairman of the
                                                    Supervisory Board of DWA, Deutsche Waggonbau AG
                                                    (until 1999), Chairman of the Supervisory Board of
                                                    Allbecon AG, Dusseldorf. Member of the Advisory
                                                    Council of Allianz Versicherungs-AG (until
                                                    February 1994). Member of the Advisory Council of
                                                    Creditanstalt-Bankverein (until 1998). President
                                                    of the German Society for East European Studies
                                                    (until 1999). Member of the Board of Directors of
                                                    the German Society for Foreign Affairs. President
                                                    of the German Business Association in the Russian
                                                    Federation, Moscow.

----------
(1) As of May 1, 2001, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Banc Alex. Brown Inc. acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Mr. Strenger owns shares of Deutsche Bank, of which Deutsche Asset Management International GmbH ("DeAM") and Deutsche Banc Alex. Brown Inc. are wholly-owned subsidiaries. As of May 1, 2001, Mr. Strenger owned less than 1% of the outstanding shares of Deutsche Bank.

(5) Indicates that Messrs. Burt and Wadsworth also serve as Directors of the Deutsche Investors Portfolios Trust and Deutsche Investors Funds, Inc., both open-end investment companies advised by Investment Company Capital Corp. They also serve as Directors for the Deutsche Banc Alex. Brown Cash Reserve Fund, Inc; Flag Investors Communication Fund, Inc.; Flag Investors Series Funds, Inc.; Emerging Growth Fund, Inc.; Short-Intermediate Income Fund, Inc.; Flag Investors Value Builder Fund, Inc.; Real Estate Securities Fund, Inc.; and Flag Investors

      Equity Partners Fund, Inc. These funds are open-end investment companies advised by Investment Company Capital Corp. Messrs. Schmults and Walbrol also serve as directors of Deutsche Asset Management VIT Funds, Inc., advised by Deutsche Asset Management, Inc. Investment Company Capital Corp. is an indirect wholly-owned subsidiary of Deutsche Bank AG.

      Each Director also serves as a Director of The Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Banc Alex. Brown Inc. acts as manager.

      The Board of Directors presently has an Audit Committee composed of Messrs. Burt, Schmults, Storr, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met twice during the fiscal year ended October 31, 2000. In addition, the Board has an Advisory Committee composed of Messrs. Burt, Schmults, Storr, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Banc Alex. Brown Inc. and the Investment Advisory Agreement between the Fund and DeAM. The Advisory Committee met once during the past fiscal year. The Board also has an Executive Committee and a Nominating Committee. During the past fiscal year, the Executive Committee did not meet and the Nominating Committee met once. The members of the Executive Committee are Messrs. Strenger, Burt, Schmults, Storr, Wadsworth and Walbrol. The Executive Committee has the authority to act for the Board on all matters between meetings of the Board. The members of the Nominating Committee are Messrs. Strenger, Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with Deutsche Banc Alex. Brown Inc. or DeAM, and the Nominating Committee must evaluate the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's Bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

      During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director, with the exception of Messrs. Burt and Strube, attended at least 75% of the aggregate number of meetings of the Board and, meetings of Board Committees on which that Director served. Each incumbent Director, with the exception of Dr. Strube, attended at least 75% of the number of regular meetings of the Board.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. (which three funds, together with Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors
Communication Fund, Inc., Flag Investors Series Funds, Inc., Emerging Growth Fund, Inc., Short-Intermediate Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc., Flag Investors Equity Partners Fund, Inc., and Deutsche Asset Management VIT Funds, Inc., represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 2000, and from the Fund and such other funds for the year ended December 31, 2000, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                 Aggregate Compensation    Total Compensation
         Name of Director              From Fund           From Fund Complex
         ----------------        ----------------------    ------------------

     Richard R. Burt                $12,750                     $ 65,500
     Edward C. Schmults              13,500                       42,500
     Hans G. Storr                   12,750                       27,000
     Dr. Juergen F. Strube            9,000                       18,000
     Robert H. Wadsworth             15,000                       85,000
     Werner Walbrol                  13,500                       43,000
     Otto Wolff von Amerongen         9,750                       20,250
                                    -------                     --------
                   Total            $86,250                     $301,250
                                    =======                     ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund, Deutsche Banc Alex. Brown Inc. or Deutsche Asset Management International GmbH.

      The officers of the Fund other than as shown above are as follows (each also serving as an officer of The Germany Fund, Inc. and The New Germany Fund, Inc.):

       Name               Age       Position with Fund            Principal Occupations During Past Five Years
       ----               ---       ------------------            --------------------------------------------
Richard T. Hale           54        President and Chief           Trustee/President of each of the investment
                                    Executive Officer              companies advised by Deutsche Asset
                                                                   Management, Inc. or its affiliates; Managing
                                                                   Director, Deutsche Asset Management; Managing
                                                                   Director, Deutsche Banc Alex. Brown Inc.; Director
                                                                   and President, Investment Company Capital Corp.

Hanspeter Ackermann       44        Chief Investment Officer      President of Deutsche Bank Investment
                                                                   Management Inc., Senior International Equity
                                                                   Portfolio Manager of Bankers Trust Co., President
                                                                   and Managing Partner of Eiger Asset Management
                                                                   (1993-1996), Managing Director and CIO of SBC
                                                                   Portfolio Management International (1983-1993).

Robert R. Gambee          58        Chief Operating Officer       Director (since 1992), First Vice President
                                    and Secretary                  (1987-1991) and Vice President
                                                                   (1978-1986) of Deutsche Banc Alex. Brown, Inc.
                                                                   Secretary of Flag Investors Funds, Inc., Deutsche
                                                                   Bank Investment Management, Inc. (1997-2000).


Joseph Cheung             42        Chief Financial Officer       Vice President (since 1996), Assistant Vice
                                    and Treasurer                  President (1994-1996) and Associate of
                                                                   Deutsche Banc Alex. Brown Inc.

      The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director.

                     SELECTION OF INDEPENDENT PUBLIC AUDITOR

      At a meeting held on April 20, 2001 and based upon the unanimous recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are non-interested Directors, selected PricewaterhouseCoopers LLP (the "Firm" or "PwC") to act as the independent public auditor for the Fund for the fiscal year ending October 31, 2001. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent public auditor for the Fund since inception. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions regarding the Fund's financial statements.

Audit Fees

      The aggregate fees billed by PwC for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended October 31, 2000 were $58,000.

Financial Information Systems Design and Implementation Fees

      PwC did not render any information technology services to the Fund during the fiscal year ended October 31, 2000.

All Other Fees

      The aggregate fees billed by PwC for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended October 31, 2000, were $12,800. In addition, the aggregate fees billed by PwC for services rendered to the U.S. asset management business within the Deutsche Bank group, including Deutsche Banc Alex. Brown Inc., for the fiscal year ended October 31, 2000 were approximately $485,000.

                             AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Board of Directors has determined that all members of the Committee are independent," as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to a Charter that was last amended and restated by the Board on April 20, 2001, a copy of which is attached to this Proxy Statement as Exhibit A. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently modified or supplemented. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has discussed with the independent auditors the auditors' independence from the Fund and its management, and has considered whether the provision of non-audit services to the Fund's investment manager and adviser and their affiliated persons by the independent auditors is compatible with maintaining the auditors' independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal control and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2000.

Submitted by the Audit Committee
of the Fund's Board of Directors

Ambassador Richard R. Burt
Edward C. Schmults
Hans G. Storr
Robert H. Wadsworth
Werner Walbrol

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, D-60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Banc Alex. Brown Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 1, 2001, no person, to the knowledge of management, owned of record or beneficially owned more than 5% of the outstanding Common Stock of the Fund, other than as set forth below.

      Name and Address                     Amount and Nature             Percent of
     of Beneficial Owner                of Beneficial Ownership    Outstanding Common Stock
     -------------------                -----------------------    ------------------------
President and Fellows
of Harvard College(1) ...............          937,801(1)                   11.58
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

----------
(1) This information is based exclusively on information provided by such person on Schedule 13G filed with respect to the Fund on February 9, 2001 and February 11, 2000. Lazard Freres & Co. LLC has filed a Schedule 13G with respect to the Fund on May 5, 1999, but subsequently clarified on May 9, 2000, after being questioned by the Fund's Secretary, that they own less than 5% of the outstanding Common Stock of the Fund.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      During the fiscal year ended October 31, 2000 and current year to date, Messrs. Burt and Schmults each did not file on a timely basis three monthly reports on Form 4 (Statement of Changes of Beneficial Ownership of Securities) covering three and four transactions, respectively. In addition, Messrs. Storr and Walbrol each did not file on a timely basis four monthly reports on Form 4 (Statement of Changes of Beneficial Ownership of Securities) during the past fiscal year and current year to date covering five and four transactions, respectively. Mr. Wadsworth did not file on a timely basis five monthly reports on Form 4 (Statement of Changes of Beneficial Ownership of Securities) during the past fiscal year and current year to date covering six transactions. Each of the covered transactions were part of an automatic investment program in which the director's committee meeting fee is applied to open market purchases of Fund shares.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2002 Annual Meeting, the proposals must be received at The Central European Equity Fund, Inc., 31 West 52nd Street, New York, New York, 10019, Attention: Secretary, on or before January 15, 2002.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2002 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be received by the Fund's Secretary between January 15, 2002 and February 14, 2002. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless, of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $6,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2000 to any stockholder upon request. Such requests should be directed by mail to The Central European Equity Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY. Annual reports are also available on the Fund's web site: www.ceefund.com.

                                            Robert R. Gambee
                                            Chief Operating Officer
                                            and Secretary

Dated: May 15, 2001

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                       Exhibit A

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                                 (the "Company")

                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee comprises at least three directors, each of whom shall have no relationship to the Company, its investment manager, its investment adviser or its custodian (including sub-custodians) that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1.    in its oversight of the Company's accounting and financial reporting
            principles   and  policies  and  related   controls  and  procedures
            maintained by or on behalf of the Company;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for shareholder approval in the proxy statement); and

      4.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company, to the Company's investment manager, investment adviser or any entity controlling, controlled by or under common control with the investment manager or investment adviser ("Manager/Adviser Control Affiliate"), or to the Company's custodian (including sub-custodians).

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service. The statement as to (ii) and (iii) should include (and separately disclose) fees billed for the indicated services to (a) the Company, (b) the Company's investment manager, investment adviser and Manager/Adviser Control Affiliates that provide services to the Company, (c) Manager/Adviser Control Affiliates that do not provide services to the Company, and (d) the custodian (including sub-custodians).

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1.    with respect to the outside auditor,

            (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

            (ii) toreview the fees charged by the outside auditors for audit and non-audit services;

            (iii) to  ensure  that the  outside  auditors  prepare  and  deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

            (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company, the Company's investment manager, investment adviser or Manager/Adviser Control Affiliates or the custodian (including sub-custodians) is compatible with maintaining the independence of the outside auditors; and

            (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      2. with respect to financial reporting principles and policies and related controls and procedures,

            (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                  o deficiencies noted in the audit in the design or operation of related controls;

                  o     consideration of fraud in a financial statement audit;

                  o     detection of illegal acts;

                  o the outside auditor's responsibility under generally accepted auditing standards;

                  o     significant accounting policies;

                  o     management judgments and accounting estimates;

                  o     adjustments arising from the audit;

                  o the responsibility of the outside auditor for other information in documents containing audited financial statements;

                  o     disagreements with management;

                  o     consultation by management with other accountants;

                  o     major  issues   discussed  with   management   prior  to
                        retention of the outside auditor;

                  o difficulties encountered with management in performing the audit; and

                  o the outside auditor's judgments about the quality of the entity's accounting principles;

            (iii) to meet with management and/or the outside auditors:

                  o     to discuss the scope of the annual audit;

                  o     to discuss the audited financial statements;

                  o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

                  o     to  review  the form of  opinion  the  outside  auditors
                        propose  to  render  to  the  Board  of  Directors   and
                        shareholders;

                  o to discuss allocations of expenses between the Company and other entities;

                  o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                  o to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                  o to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available
                        market   quotations
                        are not available, management's adherence to such procedures and the adequacy of supporting documentation;

                  o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                  o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

            (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

            (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

            (iii) to review this  Charter at least  annually and  recommend  any changes to the full Board of Directors; and

            (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                   [Logo Omitted]

PROXY                THE CENTRAL EUROPEAN EQUITY FUND, INC.

          This proxy is solicited on behalf of the Board of Directors.

      The undersigned stockholder of The Central European Equity Fund, Inc, a Maryland corporation (the "Fund"), hereby appoints Richard T. Hale, Robert R. Gambee and Joseph Cheung, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:00 P.M., New York time, on June 28, 2001 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

1. [ ] FOR each of the         [ ] WITHHOLD AUTHORITY      [ ] FOR all nominees
       nominees for                as to all listed            except as marked
       director listed             nominees.                    to the contrary
        below.                                                  below.

(Instructions: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

                                 Detlef Bierbaum
                                 Richard R. Burt
                               Edward C. Schmults

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

        [ ] CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).


                                            ------------------------------------
                                                        Signature

                                            ------------------------------------
                                                Signature, if held jointly

                                            ------------------------------------
                                               Dated: _______________, 2001